EXHIBIT 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the Imergent, Inc. (the "Company") Quarterly Report on Form 10-Q for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Donald L. Danks, Chairman and Chief Executive Officer of the Company, do hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: February 12, 2004                By: /s/ Donald L. Danks
                                          --------------------------------------
                                           Donald L. Danks
                                           Chairman and Chief Executive Officer



A signed original of this written statement required by Section 906 has been provided to Imergent, Inc. and will be retained by Imergent, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.